UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 4, 2008
AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283
(Address of principal executive offices)
Registrant’s telephone number, including area code: (610) 687-5253
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD
     In the offering memorandum for the offering described below, the Company presented the following disclosure regarding adjusted EBITDA and a reconciliation to its most comparable measure under accounting principles generally accepted in the United States (“GAAP”).

	Three Months	Year Ended
	Ended March 31,	March 31,
	2008	2008
	($ in millions)
Operating income	$131.0	$476.1
Plus:
Depreciation and amortization	48.6	189.8

Adjusted EBITDA	$179.6	$665.9

     Adjusted EBITDA is a supplemental measure of our performance that is not required by, or presented in accordance with GAAP. It is not a measurement of our financial performance under GAAP and should not be considered as an alternative to operating income or net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity.
     The Company defines adjusted EBITDA as operating income before depreciation and amortization. The Company believes adjusted EBITDA provides investors meaningful insight into its ability to generate cash from operations to support required working capital, capital expenditures, debt repayment and other financial obligations, as well as to fund future acquisitions. The Company cautions investors that amounts presented in accordance with our definition of adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate adjusted EBITDA in the same manner. The Company presents adjusted EBITDA because it considers it an important supplemental measure of performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.
     The information contained in this Form 8-K report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events
     On June 4, 2008, Airgas, Inc. (the “Company”) announced its intent to commence an offering of $350 million of new senior subordinated notes due 2018, which are to be guaranteed by the U.S. subsidiaries of the Company that guarantee its existing credit agreement, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     Exhibit 99.1 — Press Release dated June 4, 2008

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.			AIRGAS EAST, INC.
(Registrant)			AIRGAS GREAT LAKES, INC.
AIRGAS MID AMERICA, INC.
AIRGAS NORTH CENTRAL, INC.
BY:	/s/ Thomas M. Smyth		AIRGAS SOUTH, INC.
	Thomas M. Smyth		AIRGAS GULF STATES, INC.
	Vice President & Controller		AIRGAS MID SOUTH, INC.
AIRGAS INTERMOUNTAIN, INC.
AIRGAS NORPAC, INC.
AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS SOUTHWEST, INC.
AIRGAS WEST, INC.
AIRGAS SAFETY, INC.
AIRGAS CARBONIC, INC.
AIRGAS SPECIALTY GASES, INC.
NITROUS OXIDE CORP.
RED-D-ARC, INC.
AIRGAS DATA, LLC

(Co-Registrants)

		BY:	/s/ Thomas M. Smyth

Thomas M. Smyth Vice President
DATED: June 4, 2008